Exhibit 99.2

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this Exhibit is attached is filed on behalf of each of them. Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached. Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 14, 2022.

ACCESS INDUSTRIES HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ACCESS INDUSTRIES MANAGEMENT LLC	/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AI ENTERTAINMENT HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AIPH HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ACCESS INDUSTRIES, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

AI ENTERTAINMENT MANAGEMENT, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

WMG MANAGEMENT HOLDINGS, LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

CT/FT HOLDINGS LLC	By: Access Industries Management, LLC, its Manager

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

ALTEP 2012 L.P.	By: Altep Holdings, Inc., its General Partner

/s/ Alejandro Moreno
Name: Alejandro Moreno
Title: Executive Vice President

LB 2020 FAMILY TRUST	By: GPTC LLC, its Co-Trustee

/s/ Lincoln Benet
Name: Lincoln Benet
Title: Alternate Manager

/s/ Alex Blavatnik
Name: Alex Blavatnik
Title: Manager
By: Len Blavatnik, its Co-Trustee

*
Name: Len Blavatnik
Title: Settlor and Co-Trustee

* Name: Len Blavatnik

*	The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Power of Attorney executed on behalf of Mr. Blavatnik and filed herewith.

By:	/s/ Alejandro Moreno
Name: Alejandro Moreno
Attorney-in-Fact